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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  July 19, 2001


                                ATMEL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                                0-19032                                 77-0051991
------------------------                ------------------------            ---------------------------------
(State of Incorporation)                (Commission File Number)            (IRS Employer Identification No.)

         2325 Orchard Parkway, San Jose, California        95131
         ------------------------------------------      ----------
          (Address of principal executive offices)       (Zip Code)


Registrant's telephone number including area code:  (408) 441-0311
                                                    --------------


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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         ITEM 5. OTHER EVENTS

         Atmel Corporation, issued a press release dated July 19, 2001 (the "Press Release") announcing the Company's results for the three months ended June 30, 2001, among other things.

         The Press Release is attached to Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibits

         Exhibit 99.1   Press Release of Atmel Corporation, dated July 19, 2001.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ATMEL CORPORATION

Date: July 25, 2001

                                         /s/  Mike Ross
                                         ---------------------------------
                                         Mike Ross
                                         Vice-President and General Counsel


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                                  EXHIBIT INDEX

    EXHIBIT
    NUMBER                          DOCUMENT DESCRIPTION
    -------                         --------------------

      99.1        Press Release of Atmel Corporation, dated July 19, 2001.